UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 24, 2008 (October 20, 2008)

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 24, 2008, Overstock.com, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three and nine months ended September 30, 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 20, 2008, the Board of Directors of the Company concluded, based on the recommendation of management, that the Company’s consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and the consolidated interim financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2008 and March 31, 2008, each as filed with the Securities and Exchange Commission, should be restated to correct errors related to the accounting of customer refunds and credits. Accordingly such reports, as well as the Company’s consolidated financial statements contained in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2006, 2005, 2004 and 2003, should no longer be relied upon. Management and the Audit Committee have discussed this matter with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The Company intends to file an amended Annual Report on Form 10K/A for the fiscal year ended December 31, 2007 and amended Quarterly Reports on Form 10Q/A for the periods ended June 30, 2008 and March 31, 2008 by November 10, 2008.

In addition, from the Company’s inception through the third quarter of 2007, the Company had recorded revenue based on product ship date. As disclosed the Annual Report on Form 10-K for the year ended December 31, 2007, the Company determined that it should not record revenue until product delivery date. In the fourth quarter of 2007, the Company performed a detailed analysis of this error and determined that the impact of recording the cumulative effect of the error in the fourth quarter of 2007 was immaterial to the full year, the fourth quarter and to all prior periods. As the Company is now restating its previously issued consolidated financial statements to correct accounting errors related to customer refunds and credits discussed above, it will reverse the cumulative effect of the correction of the error in the fourth quarter of 2007 and restate all prior periods to reflect revenue recognition based on the product’s estimated delivery date in its consolidated financial statements.

The Company’s current estimates of the effect of the corrections to revenue, gross profit, gross margins and operating loss are shown below. The estimated adjustments have been prepared by management, and are in the process of being reviewed by our independent registered public accounting firm. As such, they are subject to change as the Company completes its preparation of the restated financial statements.

Summary of restatement

(by year, in millions)

						Q1	Q2
	2003	2004	2005	2006	2007	2008	2008	Total
revenue - as reported	$238.9	$494.6	$799.3	$788.2	$760.2	$200.7	$188.8	$3,470.8
revenue - as restated	$234.6	$490.6	$795.0	$780.1	$765.9	$202.8	$188.8	$3,457.9
difference	$(4.3)	$(4.0)	$(4.3)	$(8.0)	$5.7	$2.1	$(0.0)	$(12.9)

gross profit - as reported	$25.7	$66.2	$116.9	$94.8	$127.6	$34.8	$34.1	$500.1
gross profit - as restated	$25.3	$66.4	$116.5	$89.8	$124.6	$34.0	$33.2	$489.7
difference	$(0.4)	$0.2	$(0.4)	$(5.0)	$(3.0)	$(0.8)	$(0.9)	$(10.3)

gross margins - as reported	10.8%	13.4%	14.6%	12.0%	16.8%	17.3%	18.1%	14.4%
gross margins - as restated	10.8%	13.5%	14.7%	11.5%	16.3%	16.7%	17.6%	14.2%
difference	0.0%	0.2%	0.0%	-0.5%	-0.5%	-0.6%	-0.5%	-0.2%

operating loss - as reported	$(12.0)	$(4.9)	$(21.2)	$(93.8)	$(41.6)	$(4.3)	$(6.3)	$(184.2)
operating loss - as restated	$(12.5)	$(4.7)	$(21.6)	$(98.8)	$(44.6)	$(5.1)	$(7.2)	$(194.5)
difference	$(0.4)	$0.2	$(0.4)	$(5.0)	$(3.0)	$(0.8)	$(0.9)	$(10.3)

loss from continuing operations - as reported	$(11.5)	$(4.5)	$(22.3)	$(94.9)	$(41.1)	$(3.9)	$(6.5)
loss from continuing operations - as restated	$(12.0)	$(4.4)	$(22.6)	$(100.0)	$(44.1)	$(4.7)	$(7.4)
difference	$(0.5)	$0.1	$(0.3)	$(5.1)	$(3.0)	$(0.8)	$(0.9)

Net loss per share from continuing operations - as reported	$(0.73)	$(0.26)	$(1.15)	$(4.67)	$(1.73)	$(0.17)	$(0.28)
Net loss per share from continuing operations - as restated	$(0.76)	$(0.26)	$(1.17)	$(4.92)	$(1.86)	$(0.21)	$(0.33)
difference	$(0.03)	$0.00	$(0.02)	$(0.25)	$(0.13)	$(0.04)	$(0.05)

The estimated cumulative impact of these adjustments increases the accumulated deficit by $10.3 million as of June 30, 2008. The adjustments for the fiscal years ended December 31, 2007, 2006, 2005, 2004 and 2003 and the quarterly periods ended June 30, 2008 and March 31, 2008 have no cash flow impact.

In addition to the impact of these errors on the consolidated financial statements, management acknowledges the impact these errors have on the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures for the periods being restated. The Company is currently assessing the impact of this restatement on its internal controls over financial reporting and related disclosure for the periods that are being restated. As a result of this assessment, the Company may determine that a material weakness existed in some or all of the periods effected by the restatement. A material weakness is a control deficiency, or a combination of control deficiencies, that result in more than a remote likelihood that a material misstatement of the annual or interim consolidated financial statements will not be prevented or detected.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

The following exhibit is furnished with this report:

99.1 Press release dated October 24, 2008.

Certain statements contained in this Form 8-K include statements that are “forward-looking statements,” including statements regarding the anticipated adjustments to the Company’s prior period financial statements. There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ David K. Chidester
David K. Chidester
Senior Vice President, Finance
Date: October 24, 2008